Exhibit 99.2

Avadel Pharmaceuticals Clarifies Announcement of Corporate Restructuring

DUBLIN, Ireland, February 7, 2019 (GLOBE NEWSWIRE) — Avadel Pharmaceuticals plc (Nasdaq: AVDL), provided clarification regarding the restructuring actions announced earlier today.

•	As part of the restructuring plan, Avadel Specialty Pharmaceuticals, LLC, a special purpose entity and wholly-owned subsidiary responsible solely for NOCTIVA™-related activities, made a voluntary filing on February 6, 2019 under Chapter 11 of the United States Bankruptcy Code. Avadel Pharmaceuticals plc and other corporate entities remain solvent and substantially unaffected.

•	The restructuring actions do not trigger a default or violate covenants related to the 4.50% Exchangeable Senior Notes due in 2023.

About Avadel Pharmaceuticals plc

Avadel Pharmaceuticals plc (Nasdaq: AVDL) is a specialty pharmaceutical company that seeks to develop differentiated pharmaceutical products that are safe, effective and easy to take through formulation development, by utilizing its proprietary drug delivery technology and through in-licensing / acquiring new products; ultimately, helping patients adhere to their prescribed medical treatment and see better results. Avadel’s current portfolio of products and product candidates focuses on the central nervous system (CNS) / sleep, and hospital markets. The Company is headquartered in Dublin, Ireland with operations in St. Louis, Missouri and Lyon, France. For more information, please visit www.avadel.com.

Safe Harbor: This press release may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “will,” “may,” “believe,” “expect,” “anticipate,” “estimate,” “project” and related or similar words and expressions, and (as applicable) the negatives thereof, identify forward-looking statements, each of which speaks only as of the date the statement is made. Although we believe that our forward-looking statements are based on estimates and assumptions made within the bounds of our knowledge of our business and operations, our business and operations are subject to significant risks and as a result there can be no assurance that actual results of our research, development and commercialization activities and the results of our business and operations will not differ materially from the results contemplated in such forward-looking statements. These risks include: (a) risks relating to our restructuring actions described in this presentation, including the risks that (i) such actions may not result in the full the cost savings we have described in this presentation; and (ii) we may incur a greater amount of one-time costs as a result of such actions than the amount we describe in this presentation; (b) risks relating to the development of our investigational “FT218” sodium oxybate product, including the risks that (i) we may not have adequate capital to complete the development of FT218, we may need to obtain additional capital for such purpose, and such additional capital may not be available on attractive terms or at all; (ii) we may be unsuccessful in accelerating the pace of our clinical trial enrollment for the Phase 3 REST-ON clinical trial, or we could experience delay or failure in completing that clinical trial; and (iii) we could be unsuccessful in marketing the FT218 product in the event we obtain FDA approval for it; and (c) the other risks, uncertainties and contingencies described in the Company's filings with the U.S. Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2017, and our quarterly reports on Form 10-Q for the periods ended June 30, 2018 and September 30, 2018, in particular disclosures that may be set forth in under the captions “Forward-Looking Statements” and “Risk Factors,” including without limitation: our dependence on a small number of products and customers for the majority of our revenues; the possibility that our Bloxiverz®,Vazculep® and Akovaz® products, which are not patent protected, could continue to face substantial and increased competition resulting in a further loss of market share and/or forcing us to further reduce the prices we charge for those products; the possibility that we could fail to successfully complete the research and development for products we are evaluating for potential application to the FDA pursuant to our “unapproved-to-approved” strategy, or that competitors could complete the development of such products and apply for FDA approval of such products before us; the possibility that our products may not reach the commercial market or gain market acceptance; our need to invest substantial sums in research and development in order to remain competitive; our dependence on certain single providers for development of several of our drug delivery platforms and products; our dependence on a limited number of suppliers to manufacture our products and to deliver certain raw materials used in our products; the possibility that our competitors may develop and market technologies or products that are more effective or safer than ours, or obtain regulatory approval and market such technologies or products before we do; the challenges in protecting the intellectual property underlying our drug delivery technologies and other products; and our dependence on key personnel to execute our business plan. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made and are not guarantees of future performance. We do not undertake any obligation to publicly update or revise these forward-looking statements.

Contacts:	Michael F. Kanan
Chief Financial Officer
Phone: (636) 449-1844
Email: mkanan@avadel.com

Alex Gray
Burns McClellan
Phone: (212) 213-0006
Email: agray@burnsmc.com